UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2006
ALPHA NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32423	02-0733940
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)
One Alpha Place, P.O. Box 2345,
Abingdon, VA 24212
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (276) 619-4410
Not Applicable
(Former name or former address, if changed since last report)
ALPHA NR HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-124319-17	02-0590704
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Alpha Place, P.O. Box 2345,
Abingdon, VA 24212
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (276) 619-4410
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-10.1: FORM OF WAIVER AND CONSENT
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE

Item 1.01 Entry into a Material Definitive Agreement.
     On August 14, 2006, Alpha NR Holding, Inc. (“Holding”), which is a wholly owned subsidiary of Alpha Natural Resources, Inc. (the “Company”), and Alpha Natural Resources, LLC (“ANR LLC”), which is a wholly owned subsidiary of Holding, obtained a Waiver and Consent from the lenders under the Credit Agreement, dated as of October 26, 2005 (the “Credit Agreement”) to which Holding and ANR LLC are parties. The Waiver and Consent permits Holding and ANR LLC to extend the time period to deliver certain financial statements for the fiscal quarter ended June 30, 2006 as required by certain reporting covenants under the Credit Agreement. The form of Waiver and Consent is attached as Exhibit 10.1 to this report and is incorporated herein by this reference.
Item 2.02 Results of Operations and Financial Condition.
     On August 14, 2006, the Company issued a press release announcing that it would file a Form 12b-25 with the Securities and Exchange Commission (the “SEC”) providing for a five calendar-day extension for submitting its quarterly report on Form 10-Q for its second quarter ended June 30, 2006 (the “Form 10-Q Report”) and that the Company’s review of the manner in which it accounts for certain purchases and sales on the over-the-counter (OTC) coal market (the “OTC Accounting Review”, which was announced in a press release filed with the SEC on August 1, 2006 in a Current Report on Form 8-K) was substantially complete. The August 14, 2006 press release also announced the receipt of the Waiver and Consent, as described in Item 1.01 above, in connection with the delay in filing the Form 10-Q Report. The August 14, 2006 press release is being furnished as Exhibit 99.1 to this report.
     On August 18, 2006, the Company issued a press release announcing final earnings and other financial results for its second quarter ended June 30, 2006, which reflect the results of the OTC Accounting Review. The August 18, 2006 press release is being furnished as Exhibit 99.2 to this report.
     The disclosure under Item 2.02 of this Current Report on Form 8-K and the press releases attached hereto are being furnished pursuant to Item 2.02 “Results of Operations and Financial Condition.” In accordance with General Instruction B.2 of Form 8-K, the information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed incorporated by reference into any of the registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.
Item 9.01 Financial Statements and Exhibits.
10.1	Form of Waiver and Consent, dated as of August 14, 2006, among Alpha NR Holding, Inc., Alpha Natural Resources, LLC and Citicorp North America, Inc., as Administrative Agent

99.1	Alpha Natural Resources, Inc. Press Release dated August 14, 2006

99.2	Alpha Natural Resources, Inc. Press Release dated August 18, 2006

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.
August 18, 2006	By:	/s/ Vaughn R. Groves
		Name:	Vaughn R. Groves
		Title:	Vice President, General Counsel and Secretary

Alpha NR Holding, Inc.
August 18, 2006	By:	/s/ Vaughn R. Groves
		Name:	Vaughn R. Groves
		Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
Exhibit 10.1	Form of Waiver and Consent, dated as of August 14, 2006, among Alpha NR Holding, Inc., Alpha Natural Resources, LLC and Citicorp North America, Inc., as Administrative Agent

Exhibit 99.1	Alpha Natural Resources, Inc. Press Release, dated August 14, 2006

Exhibit 99.2	Alpha Natural Resources, Inc. Press Release, dated August 18, 2006